    As filed with the Securities and Exchange Commission on February 19, 2002
                                                Registration No. 333- __________

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            -------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                            -------------------------

                         RTI INTERNATIONAL METALS, INC.
             (Exact name of Registrant as specified in its charter)

             OHIO                                   52-2115953
  (State or other jurisdiction                   (I.R.S. Employer
of incorporation or organization)              Identification Number)

         1000 WARREN AVENUE                           44446
            NILES, OHIO                             (Zip Code)
(Address of Principal Executive Offices)

   RTI INTERNATIONAL METALS, INC. 2002 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN
                            (Full title of the plan)

                                TIMOTHY G. RUPERT
                       PRESIDENT & CHIEF EXECUTIVE OFFICER
                         RTI INTERNATIONAL METALS, INC.
                               1000 WARREN AVENUE
                                NILES, OHIO 44446
                                 (330) 544-7622
                   (Name and address, including zip code, and
                     telephone number of agent for service)

                                    Copy to:
        RICHARD D. ROSE, ESQUIRE                   DAWNE S. HICKTON, ESQUIRE
BUCHANAN INGERSOLL PROFESSIONAL CORPORATION   VICE PRESIDENT AND GENERAL COUNSEL
             ONE OXFORD CENTRE                   RTI INTERNATIONAL METALS, INC.
        301 GRANT STREET 20TH FLOOR                   1000 WARREN AVENUE
         PITTSBURGH, PA 15219-1410                     NILES, OHIO 44446
             (412) 562-8425                             (330) 544-7818

                             ----------------------

                                          CALCULATION OF REGISTRATION FEE
======================================= ================= ====================== ====================== ==============
                                          AMOUNT TO BE      PROPOSED MAXIMUM       PROPOSED MAXIMUM       AMOUNT OF
         TITLE OF SECURITIES               REGISTERED      OFFERING PRICE PER     AGGREGATE OFFERING    REGISTRATION
           TO BE REGISTERED                                     SHARE (1)              PRICE (1)           FEE (2)
--------------------------------------- ----------------- ---------------------- ---------------------- --------------
Common Stock, par value $0.01               500,000               10.05            $5,025,000            $462.30
======================================= ================= ====================== ====================== ==============

(1) Estimated solely for purposes of calculating the registration fee in accordance with Rule 457(h) under the Securities Act of 1933, as amended (the "Securities Act") and based on the average of the high and low sales prices of the Common Stock on the New York Stock Exchange on February 14, 2002.
(2)    Calculated pursuant to Section 6(b) of the Securities Act.

                         RTI INTERNATIONAL METALS, INC.
                       REGISTRATION STATEMENT ON FORM S-8

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3   INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents and information previously filed with the SEC by RTI International Metals, Inc. (the "Company") are incorporated herein by reference and made a part hereof:

         (a) The Company's latest annual report on Form 10-K for the fiscal year ended December 31, 2000;

         (b) All other reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act since the end of the fiscal year covered by the document referred to in (a) above; and

         (c) The description of the Company's common stock which is contained in the Company's registration statement on Form 8-A (Registration No. 1-14437), dated August 21, 1998, including any amendment or report filed for the purpose of updating such description.

         Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this registration statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modified or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this registration statement.

ITEM 4   DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5   INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Not applicable.

ITEM 6   INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         The Registrant's Code of Regulations effectively provide that the Registrant, to the full extent permitted by Section 1701.13 of the Ohio Revised Code, as amended from time to time ("Section 1701.13"), shall indemnify all directors and officers of the Company and may indemnify all employees, representatives and other persons as permitted pursuant thereto.

         Section 1701.13 of the Ohio Revised Code permits a corporation to indemnify its officers, directors and employees (other than in certain cases involving bad faith, negligence or misconduct) from and against any and all claims and liabilities to which he or she may become subject by reason of his or her position, or acts or commissions in such position, including reasonable costs of defense and settlements (except in connection with shareholder derivative suits, where indemnification is limited to the costs of defense). Ohio law also permits corporations to provide broader indemnification than that provided by statute.

         RTI maintains insurance against liabilities under the Securities Act of 1933 (the "Securities Act") for the benefit of its officers and directors.

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling RTI pursuant to the foregoing provisions, the Company has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

ITEM 7   EXEMPTION FROM REGISTRATION CLAIMED

         Not applicable.

ITEM 8   EXHIBITS

Exhibit        Description
-------        -----------

4.1 Amended and Restated Articles of Incorporation of the Company, effective April 29, 1999, incorporated by reference to the Company Quarterly Report of Form 10-Q for the quarter ended March 31, 1999.

4.2 Amended Code of Regulations of the Company, incorporated by reference to Exhibit 3.3 of the Company's Registration Statement on Form S-4 Registration No. 333-61935.

4.3             RTI International Metals, Inc. 2002 Non-Employee Director Stock
                Option Plan.*

5 Opinion of Buchanan Ingersoll Professional Corporation regarding the legality of the securities being registered.*

23.1            Consent of PricewaterhouseCoopers LLP.*


23.2 Consent of Buchanan Ingersoll Professional Corporation (included in the opinion filed as Exhibit 5 to this registration statement).*

24 Power of Attorney (included on the signature page of this registration statement).*

*      Filed herewith.

ITEM 9   UNDERTAKINGS.

(a)      The undersigned registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                  (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

                  (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

         Provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the registration statement is on Form S-3 or Form S-8, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the SEC by the registrant pursuant to

         Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

         (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Niles, State of Ohio, on February 15, 2002.

                                RTI International Metals, Inc.



                                By:  /s/ Timothy G. Rupert
                                   --------------------------------------------
                                   Timothy G. Rupert
                                   President and Chief Executive Officer


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Timothy G. Rupert, Lawrence W. Jacobs and Dawne S. Hickton and each of them, either of whom may act without joinder of the other, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any or all amendments to this registration statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or the substitute or substitutes of either of them, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement on Form S-8 has been signed below by the following persons in the capacities indicated below on February 15, 2002.


SIGNATURE                                                      TITLE
---------                                                      -----

                                                               Director, President and Chief Executive Officer
 /s/ Timothy G. Rupert                                         (Principal Executive Officer)
-----------------------------------------------------
Timothy G. Rupert



 /s/ Lawrence W. Jacobs                                        Vice President, Chief Financial Officer and Treasurer
-----------------------------------------------------          (Principal Financial and Principal Accounting Officer)
Lawrence W. Jacobs


 /s/ Craig R. Andersson
-----------------------------------------------------          Director
Craig R. Andersson


 /s/ Neil A. Armstrong
-----------------------------------------------------          Director
Neil A. Armstrong



SIGNATURE                                                      TITLE
---------                                                      -----

 /s/ Daniel I. Booker
--------------------------------------------                   Director
Daniel I. Booker


 /s/ Ronald L. Gallatin
--------------------------------------------                   Director
Ronald L. Gallatin


 /s/ Charles C. Gedeon
--------------------------------------------                   Director
Charles C. Gedeon


 /s/ Robert M. Hernadez
--------------------------------------------                   Director
Robert M. Hernadez


 /s/ Edith E. Holiday
--------------------------------------------                   Director
Edith E. Holiday


 /s/ John H. Odle
--------------------------------------------                   Director
John H. Odle


 /s/ Wesley W. Von Schack
--------------------------------------------                   Director
Wesley W. Von Schack


                                INDEX TO EXHIBITS



Exhibit         Description
-------         -----------

4.1 Amended and Restated Articles of Incorporation of the Company, effective April 29, 1999, incorporated by reference to the Company Quarterly Report of Form 10-Q for the quarter ended March 31, 1999.

4.2 Amended Code of Regulations of the Company, incorporated by reference to Exhibit 3.3 of the Company's Registration Statement on Form S-4 Registration No. 333-61935.

4.3             RTI International Metals, Inc. 2002 Non-Employee Director Stock
                Option Plan.*

5 Opinion of Buchanan Ingersoll Professional Corporation regarding the legality of the securities being registered.*

23.1            Consent of PricewaterhouseCoopers LLP.*

23.2 Consent of Buchanan Ingersoll Professional Corporation (included in the opinion filed as Exhibit 5 to this registration statement).*

24 Power of Attorney (included on the signature page of this registration statement).*

*      Filed herewith.